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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
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                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                    FIRST HORIZON PHARMACEUTICAL CORPORATION
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             (Exact name of Registrant as Specified in its Charter)


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
                            DELAWARE                                                    58-2004779
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            (State of Incorporation or Organization)                       (I.R.S. Employer Identification no.)

        660 HEMBREE PARKWAY, SUITE 106, ROSWELL, GEORGIA                                   30076
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            (Address of principal executive offices)                                    (zip code)
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         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to
General Instruction A.(c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

         Securities Act registration statement file number to which this form relates: 333-30764

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         Securities to be registered pursuant to Section 12(b) of the Act:

            Title of Each Class                 Name of Each Exchange on Which
            to be so Registered                 Each Class is to be Registered

            None
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         Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, PAR VALUE $.001 PER SHARE
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                                (Title of Class)


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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Common Stock, par value $.001 per share, of First Horizon Pharmaceutical Corporation (the "Registrant") set forth under the caption "Description of Capital Stock" in the Prospectus filed by the Registrant with the Securities and Exchange Commission on February 18, 2000 as part of its Registration Statement on Form S-1 (Registration No. 333-30764) (the "Form S-1"), as amended from time to time, is hereby incorporated by reference in answer to this item.


ITEM 2.    EXHIBITS.

         The following exhibits which have been filed as exhibits in the Form S-1 are hereby incorporated by reference as exhibits in answer to this item.

         1. Restated Certificate of Incorporation of the Registrant (filed as
Exhibit 3.1 of the Form S-1).

         2. Restated By-laws of the Registrant (filed as Exhibit 3.2 of the Form S-1).

         3. Form of Stock Certificate (filed as Exhibit 4 of the Form S-1).




                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                             FIRST HORIZON PHARMACEUTICAL
                                             CORPORATION

Date:  March 27, 2000                        By:      /s/ R. Brent Dixon
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                                                          R. Brent Dixon
                                                            President